PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
              PUTNAM CALIFORNIA INTERMEDIATE TAX EXEMPT FUND
              PUTNAM CALIFORNIA TAX EXEMPT MONEY MARKET FUND

             Prospectus Supplement dated December 1, 1995 to
                     Prospectus dated February 1, 1995



Effective December 1, 1995, any applicable contingent deferred sales charge will be waived on redemptions of shares following the death or post-purchase disability of a settlor of a living trust account. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.